UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 December 1, 2005

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      375 North Front Street, Suite 300, Columbus, Ohio              43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.     Other Events
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          As of November 30, 2005, preliminary assets under management totaled
$1.351 billion. Following is a summary of assets under management as of November 30, 2005 (in millions):

				       Equity	  Fixed Income	    Total
Individually Managed Accounts 	     $  359.7	     $ 139.1      $  498.8
Mutual Funds			 	677.4	        74.0         751.4
Private Investment Partnership   	100.3            0.0         100.3
                                      -------         ------       -------
Total			       	      1,137.4	       213.1       1,350.5


Investment Strategy
-------------------
Small Cap		      $  321.6
Large Cap			 221.6
All Cap				 179.1
Long/Short			 391.9
Bank & Financial		  20.2
Strategic Income		 150.8
Other Fixed Income		  59.4
Other				   5.9
				------
Total			       1,350.5


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: December 1, 2005	                     By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                             Officer and Secretary